Talcott Resolution Life Insurance Company Separate Account Two
Nations Series I
Nations Series II
Nations Series III

Talcott Resolution Life Insurance Company Separate Account Seven
Nations Outlook VA Series I/IR

Product Information Notice Dated May 17, 2021

Effective June 1, 2021, Columbia Variable Portfolio - Small Company Growth Fund is closed to new and subsequent Premium Payments and transfers of Contract Value.

This Product Information Notice Should Be Retained For Future Reference.

HV-7847